Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008	2007	2008	2007		2008	2007	2008	2007
	3rd Qtr	3rd Qtr	3rd Qtr	3rd Qtr	3rd Qtr vs.	Nine Months	Nine Months	Nine Months	Nine Months
	U.S.	U.S.	* As	* As	3rd Qtr	U.S.	U.S.	* As	* As	9 Mos. vs.
	GAAP	GAAP	Reconciled	Reconciled	As	GAAP	GAAP	Reconciled	Reconciled	9 Mos.
	$	$	$	$	Reconciled	$	$	$	$	As Reconciled
Net sales 1/	4,576	2,812	4,576	2,812	63%	14,154	8,965	14,154	8,965	58%

Cost of sales	1,737	925	1,516	925	64%	5,782	2,838	4,518	2,838	59%

Gross profit	2,839	1,887	3,060	1,887	62%	8,372	6,127	9,636	6,127	57%

Selling, general and administrative	1,660	1,262	1,659	1,262	31%	5,208	3,833	5,205	3,833	36%
Research and development	893	669	890	649	37%	2,679	2,071	2,672	1,895	41%
Other expense/(income), net	(39)	(390)	121	(76)	N/M	189	(451)	366	(169)	N/M
Special and acquisition-related charges	101	20	—	—	N/M	218	32	—	—	N/M
Equity income	(434)	(506)	(415)	(506)	(18%)	(1,444)	(1,483)	(1,361)	(1,483)	(8%)

Income before income taxes	658	832	805	558	44%	1,522	2,125	2,754	2,051	34%

Income tax expense	69	82	128	82	56%	207	272	408	272	50%

Net income	589	750	677	476	42%	1,315	1,853	2,346	1,779	32%

Preferred stock dividends	38	37	38	37	3%	113	80	113	80	41%

Net income available to common shareholders	551	713	639	439	46%	1,202	1,773	2,233	1,699	31%

Diluted earnings per common share	0.34	0.45	0.39	0.28	39%	0.74	1.15	1.37	1.10	25%

Avg. shares outstanding — diluted	1,636	1,622	1,636	1,622		1,635	1,596	1,635	1,596
Ratios to net sales
Net sales	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%
Cost of sales	38.0%	32.9%	33.1%	32.9%		40.9%	31.7%	31.9%	31.7%
Gross margin	62.0%	67.1%	66.9%	67.1%		59.1%	68.3%	68.1%	68.3%
Selling, general and administrative	36.3%	44.9%	36.3%	44.9%		36.8%	42.8%	36.8%	42.8%
Research and development	19.5%	23.8%	19.4%	23.1%		18.9%	23.1%	18.9%	21.1%
Income before income taxes	14.4%	29.6%	17.6%	19.8%		10.8%	23.7%	19.5%	22.9%
Net income	12.9%	26.7%	14.8%	16.9%		9.3%	20.7%	16.6%	19.8%

1/	Net sales for the three and nine months ended September 30, 2008 include sales of Organon BioSciences (OBS) products of $1.4 billion and $4.2 billion, respectively.

*	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights.”

N/M — Not a meaningful percentage.

All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Net sales 1/	4,657	4,921	4,576		14,154		2,975	3,178	2,812	3,724	8,965	12,690	63%	58%

Cost of sales 2/	2,137	1,908	1,737		5,782		937	977	925	1,566	2,838	4,405	88%	104%

Gross profit	2,520	3,013	2,839		8,372		2,038	2,201	1,887	2,158	6,127	8,285	50%	37%

Selling, general and administrative	1,676	1,870	1,660		5,208		1,213	1,358	1,262	1,634	3,833	5,468	32%	36%
Research and development 3/	880	906	893		2,679		707	696	669	855	2,071	2,926	33%	29%
Acquired in-process research and development 4/	—	—	—		—		—	—	—	3,754		3,754	N/M	N/M
Other expense/(income), net	95	134	(39)		189		(48)	(16)	(390)	(231)	(451)	(683)	N/M	N/M
Special and acquisition-related charges 5/	23	94	101		218		1	11	20	52	32	84	N/M	N/M
Equity income 6/	(517)	(493)	(434)		(1,444)		(487)	(490)	(506)	(566)	(1,483)	(2,049)	(14%)	(3%)

Income/(loss) before income taxes	363	502	658		1,522		652	642	832	(3,340)	2,125	(1,215)	(21%)	(28%)

Income tax expense/(benefit)	72	66	69		207		87	103	82	(14)	272	258	(16%)	(24%)

Net income/(loss)	291	436	589		1,315		565	539	750	(3,326)	1,853	(1,473)	(21%)	(29%)

Preferred stock dividends	38	38	38		113		22	22	37	38	80	118	3%	41%

Net income/(loss) available to common shareholders	253	398	551		1,202		543	517	713	(3,364)	1,773	(1,591)	(23%)	(32%)

Diluted earnings/(loss) per common share	0.15	0.24	0.34		0.74		0.36	0.34	0.45	(2.08)	1.15	(1.04)	(24%)	(36%)

Avg. shares outstanding- diluted	1,637	1,632	1,636		1,635		1,571	1,587	1,622	1,621	1,596	1,536
Actual shares outstanding	1,621	1,626	1,626		1,626		1,489	1,496	1,620	1,621	1,620	1,621

Ratios to net sales

Net sales	100.0%	100.0%	100.0%		100.0%		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	45.9%	38.8%	38.0%		40.9%		31.5%	30.7%	32.9%	42.1%	31.7%	34.7%
Gross margin	54.1%	61.2%	62.0%		59.1%		68.5%	69.3%	67.1%	57.9%	68.3%	65.3%
Selling, general and administrative	36.0%	38.0%	36.3%		36.8%		40.8%	42.7%	44.9%	43.9%	42.8%	43.1%
Research and development	18.9%	18.4%	19.5%		18.9%		23.8%	21.9%	23.8%	23.0%	23.1%	23.1%
Income/(loss) before income taxes	7.8%	10.2%	14.4%		10.8%		21.9%	20.2%	29.6%	(89.7%)	23.7%	(9.6%)
Net income/(loss)	6.2%	8.9%	12.9%		9.3%		19.0%	17.0%	26.7%	(89.3%)	20.7%	(11.6%)

N/M — Not a meaningful percentage

Note:	The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Net sales for the three and nine months ended September 30, 2008 include sales of Organon BioSciences (OBS) products of $1.4 billion and $4.2 billion, respectively. Net sales for the twelve months ended December 31, 2007, include $626 million of OBS sales subsequent to closing date of the acquisition on November 19, 2007 through December 31, 2007.

2/	Cost of sales for the three and nine months ended September 30, 2008 include purchase accounting adjustments of $221 million and $1.3 billion, respectively, related to the acquisition of OBS. Cost of sales for the twelve months ended December 31, 2007 includes purchase accounting adjustments of $326 million related to the acquisition of OBS.

3/	Research and development for the three and nine months ended September 30, 2007 include $20 million and $176 million, respectively, related to upfront R&D payments. Research and development for the twelve months ended December 31, 2007 includes $197 million related to upfront R&D payments.

4/	Acquired in-process research and development for the twelve months ended December 31, 2007 represents a charge of $3.8 billion in connection with the acquisition of OBS.

5/	Special and acquisition-related charges relate to the Productivity Transformation Program (PTP) activities which also incorporates the ongoing integration of OBS. For the three and nine months ended September 30, 2008 these charges were $101 million ($93 million for severance costs and $8 million for integration-related costs) and $218 million, respectively. Special and acquisition-related charges for the three and nine months ended September 30, 2007 were $20 million and $32 million, respectively. Special and acquisition-related charges for the twelve months ended December 31, 2007 were $84 million.

6/	Included in Equity Income for the three and nine months ended September 30, 2008 is $19 million and $83 million, respectively, of income related to the termination of a respiratory joint venture with Merck.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.

Cholesterol Joint Venture:	1,216	1,133	1,089		3,438		1,150	1,248	1,277	1,443	3,676	5,119	(15%)	(6%)
U.S.	851	710	688		2,249		897	958	969	1,071	2,824	3,894	(29%)	(20%)
International	365	423	401		1,189		253	290	308	372	852	1,225	30%	39%

50% of Cholesterol Joint Venture:	607	566	545		1,719		575	624	639	722	1,838	2,559	(15%)	(6%)

Human Prescription Pharma (1):	3,557	3,702	3,539		10,798		2,398	2,520	2,291	2,963	7,209	10,173	54%	50%
U.S.	975	926	932		2,831		802	771	709	855	2,282	3,138	31%	24%
International	2,582	2,776	2,607		7,967		1,596	1,749	1,582	2,108	4,927	7,035	65%	62%

Animal Health (2):	723	818	759		2,299		232	264	248	507	744	1,251	206%	209%
U.S.	131	138	160		429		58	58	63	99	179	278	153%	139%
International	592	680	599		1,870		174	206	185	408	565	973	225%	231%

Consumer Health Care	377	401	278		1,057		345	394	273	254	1,012	1,266	2%	4%

Consolidated GAAP Net Sales:	4,657	4,921	4,576		14,154		2,975	3,178	2,812	3,724	8,965	12,690	63%	58%

U.S.	1,453	1,434	1,350		4,236		1,179	1,195	1,028	1,194	3,402	4,597	31%	25%
International	3,204	3,487	3,226		9,918		1,796	1,983	1,784	2,530	5,563	8,093	81%	78%

Adjusted Net Sales:	5,264	5,487	5,121		15,873		3,550	3,802	3,451	4,446	10,803	15,249	48%	47%

(1)	Human Prescription Pharma Net sales for the three and nine months ended September 30, 2008 include $896 million and $2.7 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Human Prescription Pharma Net sales for both the fourth quarter and full year 2007 include $409 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Animal Health Net sales for the three and nine months ended September 30, 2008 includes $503 million and $1.5 billion, respectively, of sales of the animal health segment of OBS. Animal Health Net sales for both the fourth quarter and full year 2007 include $217 million of OBS animal health segment sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.

Global Zetia (1):	588	578	558		1,723		544	605	606	680	1,755	2,436	(8%)	(2%)

U.S.	395	349	333		1,078		408	424	443	489	1,275	1,764	(25%)	(15%)
International	193	229	225		645		136	181	163	191	480	672	38%	34%

Global Vytorin (1):	647	586	570		1,804		616	683	684	778	1,984	2,761	(17%)	(9%)

U.S.	456	361	355		1,171		489	534	526	582	1,549	2,130	(33%)	(24%)
International	191	225	215		633		127	149	158	196	435	631	36%	45%

Global Cholesterol (1):	1,235	1,164	1,128		3,527		1,160	1,288	1,290	1,458	3,739	5,197	(13%)	(6%)

U.S.	851	710	688		2,249		897	958	969	1,071	2,824	3,894	(29%)	(20%)
International	384	454	440		1,278		263	330	321	387	915	1,303	37%	40%

(1)	Substantially all sales of cholesterol products are not included in Schering-Plough’s Net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Latin America and Japan. In Japan, Schering-Plough co-markets ZETIA with Bayer HealthCare. ZETIA was launched in Japan in June 2007. For the three and nine months ended September 30, 2008 sales in non-joint venture territories of the cholesterol franchise totaled $39 million and $89 million, respectively. For the three and nine months ended September 30, 2007 sales in non-joint venture territories of the cholesterol franchise totaled $13 million and $63 million, respectively.
The results of the operation of the joint venture are reflected in Equity income. As a result, Schering-Plough’s Gross margin and ratios of Selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the Equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s Net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Equity income also includes milestone and other payments. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2008	2007		2008	2007		2008	2007
	3rd	3rd	3rd Qtr	3rd	3rd	3rd Qtr	3rd	3rd	3rd Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$3rd Qtr	$		$3rd Qtr	$		$3rd Qtr
Human Prescription Pharma (1):	3,539	2,291	54%	932	709	31%	2,607	1,582	65%
Remicade	564	426	32%	—	—	—	564	426	32%
Temodar	273	215	27%	96	79	21%	177	136	30%
Nasonex	258	242	6%	141	153	(8%)	117	89	31%
PegIntron	235	221	6%	40	46	(14%)	195	175	12%
Clarinex / Aerius	176	171	3%	71	83	(14%)	105	88	20%
Follistim / Puregon (2)	142	—	—	49	—	—	93	—	—
Nuvaring (2)	118	—	—	67	—	—	51	—	—
Claritin Rx	87	83	5%	—	—	—	87	83	5%
Integrilin	84	78	7%	78	73	6%	6	5	17%
Caelyx	80	64	24%	—	—	—	80	64	24%
Zemuron (2)	72	—	—	38	—	—	34	—	—
Avelox	65	78	(17%)	65	78	(17%)	—	—	—
Rebetol	63	60	5%	—	1	N/M	63	59	5%
Subutex / Suboxone	63	55	15%	—	—	—	63	55	15%
Remeron (2)	61	—	—	3	—	—	58	—	—
Intron A	61	61	—	30	29	4%	31	32	(3%)
Cerazette (2)	49	—	—	—	—	—	49	—	—
Livial (2)	48	—	—	—	—	—	48	—	—
Elocon	45	40	12%	—	—	—	45	40	12%
Asmanex	40	36	12%	38	34	12%	2	2	9%
Noxafil	40	24	62%	11	8	28%	29	16	80%
Proventil / Albuterol cfc	38	52	(26%)	38	52	(26%)	—	—	—
Mercilon (2)	38	—	—	—	—	—	38	—	—
Implanon (2)	37	—	—	9	—	—	28	—	—
Marvelon (2)	37	—	—	—	—	—	37	—	—
Foradil	25	25	—	24	24	—	1	1	—

(1)	Human Prescription Pharma Net sales for the three months ended September 30, 2008 include $896 million of sales of the human health segment of Organon BioSciences (OBS). U.S. Pharma and International Pharma Net sales for the three months ended September 30, 2008 include OBS human health segment sales of $216 million and $680 million, respectively.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage

All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Human Prescription Pharma (1):	3,557	3,702	3,539		10,798		2,398	2,520	2,291	2,963	7,209	10,173	54%	50%
Remicade	507	557	564		1,627		373	394	426	455	1,193	1,648	32%	36%
Temodar	236	251	273		760		196	216	215	234	627	861	27%	21%
Nasonex	307	311	258		876		284	295	242	271	821	1,092	6%	7%
PegIntron	225	229	235		689		217	234	221	239	672	911	6%	3%
Clarinex / Aerius	213	240	176		630		204	250	171	174	625	799	3%	1%
Follistim / Puregon (2)	145	162	142		450		—	—	—	57	—	57	—	—
Nuvaring (2)	96	116	118		330		—	—	—	45	—	45	—	—
Claritin Rx	128	111	87		326		112	102	83	93	297	391	5%	10%
Integrilin	74	78	84		236		84	78	78	91	241	332	7%	(2%)
Caelyx	74	78	80		232		62	65	64	66	191	257	24%	22%
Zemuron (2)	63	67	72		202		—	—	—	25	—	25	—	—
Avelox	142	67	65		274		115	75	78	115	269	384	(17%)	2%
Rebetol	59	70	63		193		71	74	60	71	206	277	5%	(6%)
Subutex / Suboxone	54	62	63		178		56	52	55	57	163	220	15%	10%
Remeron (2)	68	61	61		190		—	—	—	33	—	33	—	—
Intron A	55	61	61		177		60	55	61	57	176	233	—	1%
Cerazette (2)	44	49	49		142		—	—	—	20	—	20	—	—
Livial (2)	45	50	48		143		—	—	—	24	—	24	—	—
Elocon	45	47	45		137		36	43	40	37	119	156	12%	15%
Asmanex	42	48	40		131		43	42	36	41	121	162	12%	9%
Noxafil	34	38	40		111		16	20	24	29	60	89	62%	85%
Proventil / Albuterol cfc	50	38	38		127		53	61	52	41	166	207	(26%)	(23%)
Mercilon (2)	43	47	38		128		—	—	—	18	—	18	—	—
Implanon (2)	38	44	37		119		—	—	—	15	—	15	—	—
Marvelon (2)	37	40	37		114		—	—	—	20	—	20	—	—
Foradil	25	25	25		76		26	26	25	25	77	102	—	(2%)

(1)	Human Prescription Pharma Net sales for the three and nine months ended September 30, 2008 include $896 million and $2.7 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Human Prescription Pharma Net sales for both the three and twelve months ended December 31, 2007 include $409 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage

All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.

Total U.S. Pharma (1):	975	926	932		2,831		802	771	709	855	2,282	3,138	31%	24%

Temodar	80	82	96		258		74	79	79	83	233	315	21%	11%
Nasonex	172	166	141		479		177	175	153	162	505	667	(8%)	(5%)
PegIntron	39	40	40		119		49	46	46	42	141	183	(14%)	(16%)
Clarinex / Aerius	76	79	71		227		91	106	83	82	280	362	(14%)	(19%)
Follistim / Puregon (2)	44	45	49		138		—	—	—	14	—	14	—	—
Nuvaring (2)	54	68	67		189		—	—	—	26	—	26	—	—
Integrilin	69	73	78		220		80	73	73	85	227	312	6%	(3%)
Zemuron (2)	34	33	38		105		—	—	—	10	—	10	—	—
Avelox	142	67	65		274		115	75	78	115	269	384	(17%)	2%
Remeron (2)	4	2	3		9		—	—	—	2	—	2	—	—
Intron A	27	29	30		86		31	28	29	28	88	117	4%	(2%)
Asmanex	39	45	38		123		40	39	34	38	114	152	12%	8%
Noxafil	9	10	11		31		6	7	8	10	21	31	28%	45%
Proventil / Albuterol cfc	50	38	38		126		53	61	52	41	166	207	(26%)	(23%)
Implanon (2)	11	14	9		35		—	—	—	3	—	3	—	—
Marvelon (2)	2	3	—		5		—	—	—	2	—	2	—	—
Foradil	24	24	24		74		25	25	24	24	74	98	—	—

(1)	U.S. Pharma Net sales for the three and nine months ended September 30, 2008 include $216 million and $614 million, respectively, of sales of the human health segment of Organon BioSciences (OBS). U.S. Pharma Net sales for both the three and twelve months ended December 31, 2007 include $84 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M	— Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.

Total International Pharma (1):	2,582	2,776	2,607		7,967		1,596	1,749	1,582	2,108	4,927	7,035	65%	62%

Remicade	507	557	564		1,627		373	394	426	455	1,193	1,648	32%	36%
Temodar	156	169	177		502		122	137	136	151	394	546	30%	27%
Nasonex	135	145	117		397		107	120	89	109	316	425	31%	26%
PegIntron	186	189	195		570		168	188	175	197	531	728	12%	7%
Clarinex / Aerius	137	161	105		403		113	144	88	92	345	437	20%	17%
Follistim / Puregon (2)	101	117	93		312		—	—	—	43	—	43	—	—
Nuvaring (2)	42	48	51		141		—	—	—	19	—	19	—	—
claritin rx	128	111	87		326		112	102	83	93	297	391	5%	10%
Integrilin	5	5	6		16		4	5	5	6	14	20	17%	12%
Caelyx	74	78	80		232		62	65	64	66	191	257	24%	22%
Zemuron (2)	29	34	34		98		—	—	—	15	—	15	—	—
Rebetol	59	70	63		193		71	73	59	70	204	273	5%	(6%)
Subutex / Suboxone	54	62	63		178		56	52	55	57	163	220	15%	10%
Remeron (2)	64	59	58		181		—	—	—	31	—	31	—	—
Intron A	28	32	31		91		29	27	32	29	88	116	(3%)	3%
Cerazette (2)	44	49	49		142		—	—	—	20	—	20	—	—
Livial (2)	45	50	48		143		—	—	—	24	—	24	—	—
Elocon	45	46	45		136		36	43	40	39	118	158	12%	15%
Asmanex	3	3	2		8		3	3	2	3	7	10	9%	13%
Noxafil	25	28	29		80		10	13	16	19	39	58	80%	107%
Mercilon (2)	42	46	38		128		—	—	—	18	—	18	—	—
Implanon (2)	27	30	28		84		—	—	—	12	—	12	—	—
Marvelon (2)	35	37	37		109		—	—	—	18	—	18	—	—
Foradil	1	1	1		2		1	1	1	1	3	4	—	(24%)

(1)	International Pharma Net sales for the three and nine months ended September 30, 2008 include $680 million and $2.1 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). International Pharma Net sales for both the the three and twelve months ended December 31, 2007 include $325 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M	— Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Global Consumer Health Care:	377	401	278		1,057		345	394	273	254	1,012	1,266	2%	4%

OTC:	209	181	160		550		177	182	162	161	521	682	(1%)	6%
OTC Claritin	139	120	92		350		127	137	104	94	368	462	(11%)	(5%)
MiraLAX	26	28	31		85		8	6	16	18	30	48	90%	N/M
Other OTC	44	33	37		115		42	39	42	49	123	172	(11%)	(7%)
Foot Care	85	105	96		286		78	102	92	74	272	345	5%	5%
Sun Care	83	115	22		221		90	110	19	19	219	239	11%	1%
N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full
	Qtr.	Qtr.	Qtr.(1)	Qtr.	Mos.(1)	Year	Qtr.	Qtr.	Qtr.	Qtr.(1)	Mos.	Year(1)
	$	$	$	$	$	$	$	$	$	$	$	$
Geographic net sales
U.S.	1,453	1,434	1,350		4,236		1,179	1,195	1,028	1,194	3,402	4,597
Europe and Canada	2,235	2,449	2,207		6,893		1,215	1,343	1,199	1,743	3,758	5,500
Latin America	482	524	482		1,488		311	327	324	398	961	1,359
Asia Pacific	487	514	537		1,537		270	313	261	389	844	1,234

Consolidated net sales	4,657	4,921	4,576		14,154		2,975	3,178	2,812	3,724	8,965	12,690

	2008						2007
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year
	$	$	$	$	$	$	$	$	$	$	$	$
Other expense/(income), net
Interest income	(22)	(17)	(19)		(58)		(82)	(86)	(117)	(112)	(283)	(395)
Interest expense	138	140	136		414		37	39	45	125	120	245
Gain on sale of previously announced divestiture of certain Animal Health products	—	—	(160)		(160)		—	—	—	—	—	—
Acquisition-related gains/losses on currency-related and interest rate-related items (2)	—	—	—		—		(3)	35	(314)	(255)	(282)	(537)
Foreign exchange (gains)/losses	(4)	11	4		10		—	(3)	(4)	3	(6)	(3)
Other (income)/expense (3)	(17)	—	—		(17)		—	(1)	—	8	—	7

Total — Other expense/(income), net	95	134	(39)		189		(48)	(16)	(390)	(231)	(451)	(683)

(1)	The three and nine months ended September 30, 2008 include $1.4 billion and $4.2 billion, respectively, of Organon BioSciences (OBS) Net sales. The three and twelve months ended December 31, 2007 include $626 million of OBS sales subsequent to the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Included in acquisition-related (gains)/losses on currency-related and interest rate-related items are gains from foreign currency options in the amount of $510 million for the twelve months ended December 31, 2007.

(3)	Other expense/(income) for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.

All figures rounded. Totals may not add due to rounding.
Janet Barth       908-298-7011
Joe Romanelli    908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special and acquisition-related items and other specified items have been excluded from Net income available to common shareholders and Diluted earnings per common share as management of Schering-Plough does not consider these items to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and Diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended September 30, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As
	Reported	Adjustments	Related Items	Items	Reconciled (1)

Net sales	$4,576	$—	$—	$—	$4,576
Cost of sales	1,737	(221)	—	—	1,516
Selling, general and administrative	1,660	(1)	—	—	1,659
Research and development	893	(3)	—	—	890
Other expense/(income), net	(39)	—	—	160	121
Special and acquisition-related charges	101	—	(101)	—	—
Equity income	(434)	—	—	19	(415)

Income before income taxes	658	225	101	(179)	805
Income tax expense/(benefit)	69	(54)	(16)	11	128

Net income	$589	$171	$85	$(168)	$677

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$551	$171	$85	$(168)	$639

Diluted earnings per common share	$0.34				$0.39

Average shares outstanding-diluted	1,636				1,636

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Three months ended September 30, 2007
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As
	Reported	Adjustments	Related Items	Items	Reconciled (1)

Net sales	$2,812	$—	$—	$—	$2,812
Cost of sales	925	—	—	—	925
Selling, general and administrative	1,262	—	—	—	1,262
Research and development	669	—	—	(20)	649
Other expense/(income), net	(390)	—	314	—	(76)
Special and acquisition-related charges	20	—	(20)	—	—
Equity income	(506)	—	—	—	(506)

Income before income taxes	832	—	(294)	20	558
Income tax expense	82	—	—	—	82

Net income	$750	$—	$(294)	$20	$476

Preferred stock dividends	37	—	—	—	37

Net income available to common shareholders	$713	$—	$(294)	$20	$439

Diluted earnings per common share (2)	$0.45				$0.28

Average shares outstanding-diluted	1,622				1,622

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

(2)	Diluted earnings per common share for the three month period ended September 30, 2007 is calculated using a numerator of $731 million, which is the arithmetic sum of net income available to common shareholders of $713 million plus dividends of $18 million related to the 2004 preferred stock which are dilutive, and a denominator of 1,622 which represents the average diluted shares outstanding for the third quarter of 2007. The 2004 preferred stock was dilutive under accounting rules. The 2007 preferred stock was not dilutive for the three months ended September 30, 2007.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Nine months ended September 30, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As
	Reported	Adjustments	Related Items	Items	Reconciled (1)

Net sales	$14,154	$—	$—	$—	$14,154
Cost of sales	5,782	(1,264)	—	—	4,518
Selling, general and administrative	5,208	(3)	—	—	5,205
Research and development	2,674	(7)	—	—	2,672
Other expense/(income), net	189	—	—	177	366
Special and acquisition related charges	218	—	(218)	—	—
Equity income	(1,444)	—	—	83	(1,361)

Income before income taxes	1,522	1,274	218	(260)	2,754
Income tax expense/(benefit)	207	(192)	(25)	16	408

Net income	$1,315	$1,082	$193	$(244)	$2,346

Preferred stock dividends	113	—	—	—	113

Net income available to common shareholders	$1,202	$1,082	$193	$(244)	$2,233

Diluted earnings per common share	$0.74				$1.37

Average shares outstanding-diluted	1,635				1,635

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share (unaudited)
(Amount in Millions, except per share figures)

	Nine months ended September 30, 2007
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As
	Reported	Adjustments	Related Items	Items	Reconciled (1)

Net sales	$8,965	$—	$—	$—	$8,965
Cost of sales	2,838	—	—	—	2,838
Selling, general and administrative	3,833	—	—	—	3,833
Research and development	2,071	—	—	(176)	1,895
Other expense/(income), net	(451)	—	282	—	(169)
Special and acquisition related charges	32	—	(32)	—	—
Equity income	(1,483)	—	—	—	(1,483)

Income before income taxes	2,125	—	(250)	176	2,051
Income tax expense	272	—	—	—	272

Net income	$1,853	$—	$(250)	$176	$1,779

Preferred stock dividends	80	—	—	—	80

Net income available to common shareholders	$1,773	$—	$(250)	$176	$1,699

Diluted earnings per common share (2)	$1.15				$1.10

Average shares outstanding-diluted	1,596				1,596

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

(2)	Diluted earnings per common share for the nine month period ended September 30, 2007 is calculated using a numerator of $1.834 billion, which is the arithmetic sum of net income available to common shareholders of $1.773 billion plus dividends of $61 million related to the 2004 preferred stock, and a denominator of 1,596 which represents the average diluted shares outstanding for the nine months ended September 30, 2007. The 2004 preferred stock was dilutive under accounting rules. The 2007 preferred stock was not dilutive for the nine months ended September 30, 2007.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amounts in millions)
“As Reconciled” amounts related to Net income available to common shareholders and Diluted earnings per common share reflect the following adjustments:

	Third Quarter		Nine Months
	(unaudited)		(unaudited)
	2008	2007	2008	2007

Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$136	$—	$407	$—
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	11	—	27	—
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	78	—	840	—

Total purchase accounting adjustments, pre-tax	225	—	1,274	—
Income tax benefit	54	—	192	—

Total purchase accounting adjustments	$171	$—	$1,082	$—

Special and acquisition-related items:
Special and integration-related activities (e)	$101	$20	$218	$32
Acquisition-related gain on currency-related and interest-related items, net (d)	—	(314)	—	(282)

Total acquisition-related items, pre-tax	101	(294)	218	(250)
Income tax benefit	16	—	25	—

Total special and acquisition-related items	$85	$(294)	$193	$(250)

Other specified items:
Gain on sale of previously announced divestiture of certain Animal Health products (d)	$(160)	$—	$(160)	$—
Income from respiratory JV termination (f)	(19)	—	(83)	—
Gain on sale of manufacturing plant (d)	—	—	(17)
Upfront R&D payments (c)	—	20	—	176

Total other specified items, pre-tax	(179)	20	(260)	176
Income tax expense	11	—	16	—

Total other specified items	$(168)	$20	$(244)	$176

Total purchase accounting adjustments, special and acquisition-related items and other specified items	$88	$(274)	$1,031	$(74)

(a)	Included in Cost of sales

(b)	Included in Cost of sales, Selling, general and administrative and Research and development

(c)	Included in Research and development

(d)	Included in Other expense/(income), net

(e)	Included in Special and acquisition-related charges

(f)	Included in Equity income